Historical EBITDAR Rent coverage Four Corners’ properties have proven to be resilient and performed well through various market cycles Rent Coverage – Portfolio Average (1) (2) Rent Coverage – Fourth Quartile (1) (2) Average: 4.8x Average: 3.2x Memo: Total properties 257 267 277 359 367 376 393 406 414 418 ___________________________ Source: Management provided information. 1.Weighted by rent. 2.Backward-looking rent assumes 1.5% annual escalator. | Four Corners Property Trust | February 2016 9 Exhibit 99.1